                                                                    EXHIBIT 10.9

                         PACIFIC RIDGE COMMERCE CENTRE
                               OFFICE SPACE LEASE

     THIS AGREEMENT OF LEASE is made in duplicate originals in Carlsbad, San Diego County, this 30th day of April, 1999, by and between PACIFIC RIDGE COMMERCE CENTRE, a California Limited Partnership, hereinafter called "Landlord" as Lessor, and Acubid.com, Inc., a Delaware Corporation, hereinafter called "Tenant" as Lessee.

     Exhibits A, B, C, D and E and Addendums 48, 49, 50 and 51 are attached hereto and incorporated into and form a part of this Lease as included on Pages n/a through and including n/a.

Landlord and Tenant agrees as follows:

     1.   LEASE INFORMATION AND SUMMARY

     (a) Address of Premises: Suites 102 and 103, 1947 Camino Vida, Roble, Carlsbad, California

     (b)  Floor(s) upon which Premises are located: 1st

     (c)  Premises consist of approximately 3,081 square feet.

     (d) Basic Annual rent is $59,155.20, payable at the rate of $4,929.60 per month. Security deposit is $4,929.60 (Does not include rent).

     (e)  Period of term (in months or years): Thirty-six (36) months

     (f) Commencement Date: June 1, 1999 (Upon completion of T.I.'s and prior to June 1 commencement, Tenant may occupy Premises rent free)

     (g)  Termination Date: May 31, 2002

     (h)  Estimated Commencement Date: June 1, 1999

     (i)  Base Direct Expense Year: 1999

          % of Building Direct Expenses: 12.5%

          % of Common Area Direct Expenses: 12.5%

     (j)  Permitted use of Premises (Section 8):

          General Office

     (k)  Address of payments, notices and deliveries:

          Owner:  Pacific Ridge Corporate Centre
                  1947 Camino Vida Roble, Suite 104, Carlsbad, CA 92008

          Tenant: 1947 Camino Vida Roble, Suite 102/103, Carlsbad, CA 92008

     (l)  Cancellation Date: n/a

     (m)  Receipt is hereby acknowledged by Owner of the following sums:

          $4,929.60 for Security Deposit.

          $4,393,60 for rent for first full month of term. ($4,929.60 less $536.00 rent abatement for the 335 square foot "open office")

"LANDLORD": PACIFIC RIDGE COMMERCE CENTRE

BY: /s/  WILLIAM A. SHIRLEY                       DATE: 5/4/99
    -----------------------------------------           ----------------
    William A. Shirley, General Partner

BY:
    -----------------------------------------     DATE:
                                                        ----------------

"TENANT": Acubid.com, Inc., a Delaware Corporation


BY: /s/  NORMAN SCHWARTZ                          DATE: 5/3/99
    -----------------------------------------           ----------------
    Norman Schwartz, CFO

BY:
    -----------------------------------------     DATE:
                                                        ----------------

                                  WITNESSETH:

     2.   LEASE OF PREMISES.

In consideration of the rent and other charges to be paid, and the covenants and conditions to be performed and observed by Tenant, Landlord does hereby lease to tenant and Tenant does hereby hire from Landlord those premises delineated and described in Exhibit "A" and located within the office building located at the address set out in Article 1. The parties hereto agree that said letting and hiring is upon and subject to the terms, covenants and conditions herein set forth and Tenant covenants as a material part of the consideration for this Lease to keep and perform each and all of said terms, covenants and conditions by it to be kept and performed and that this Lease is made upon the condition of such performance.

     3.   TERM.

The term of this Lease shall begin on the Commencement Date and shall run for the period set out in Article 1 plus any period of less than one (1) month between the Commencement Date and the first (1st) day of the next succeeding calendar month.

     4.   COMMENCEMENT.

If the Commencement Date is known upon the execution of this Lease, that date and the termination date are as set forth in Article 1. If that date is not known upon the execution of this Lease, the parties shall upon agreeing on such date immediately execute a supplement in such form as required by Owner stating such commencement date and termination date, which dates shall also be inserted in Article 1. If no such date is agreed upon, the Commencement Date shall be the date upon which Landlord tenders possession of the Premises to Tenant. Notwithstanding anything to the contrary contained in this Lease, should Commencement Date not occur on or before the date set forth in Article 1 as the Cancellation Date, this Lease shall be deemed canceled as of the Cancellation Date without further act of the parties.
     Should Landlord tender possession of the Premises to Tenant prior to the date specified for commencement of the term hereof, and Tenant elects to accept such prior tender, such prior occupancy shall be subject to all of the terms, covenants and conditions of this Lease, including the payment of rent.

     5.  BASIC RENTAL.

     (a) Throughout the term Tenant shall pay as rent the basic annual rental for said premises in the amount set forth in Article 1 plus the adjustment for increases in the cost of operation and maintenance as hereinafter provided. The rent shall be payable in equal monthly installments in advance on the first
(1st) day of each and every calendar month. The payment for the first full month of the term is to be made concurrently with the execution of this Lease. When the Commencement Date is other than the first (1st) day of a calendar month, the rent payable for the partial month following the Commencement Date shall be prorated on a daily basis and shall be payable on the Commencement Date of the term. Tenant acknowledges that late payment by Tenant to Landlord of rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which would be extremely difficult and impractical to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any mortgage or trust deed covering the premises. Therefore, in the event Tenant shall fail to pay any installment of rent or any sum due hereunder after such amount is due, Tenant shall pay to Landlord as additional rent a late charge equal to ten percent (10%) of such installment or other sum of $25.00 per month whichever is greater. A $10.00 charge will be paid by the Tenant to the Landlord for each returned check. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall neither constitute a waiver of Tenant's default with respect to such overdue amount nor prevent Landlord from exercising any other right or remedy granted under this Lease.
      (b) The minimum monthly rental shall be adjusted on each anniversary of the commencement date of this lease in the following manner:
           The Consumer Price Index for all Urban Consumers (base year 1967 =
      100) for San Diego California, published by the United States Department of Labor, Bureau of Labor Statistics ("Index"), which is published for the date nearest the anniversary of the commencement date of this lease ("Anniversary Index"), shall be compared with the Index published for the date immediately preceding the month in which the term of this lease commences ("Beginning Index").

          If this Anniversary Index has increased over the Index applicable to the previous year, the minimum monthly rent payable during the succeeding year shall be set by multiplying the minimum monthly rental for the immediately preceding year by a fraction, the numerator of which is the Anniversary Index and the denominator of which is the prior year's Anniversary Index except in the second year when the denominator shall be the beginning year.

          If the Index is changed so that the base year differs from that used as of the month immediately preceding the month in which the lease term commences, the Index shall be converted in accordance with the conversion factor published by the United States Department of Labor, Bureau of Labor Statistics. In the Index is discontinued or revised during the term, such other government index or computation with which it is replaced shall be used in order to obtain substantially the same result as would be obtained if the Index had not been discontinued or revised, as Landlord shall select. However, in no event shall rent be reduced below the monthly rental in effect immediately preceding such adjustment. Failure of Landlord to demand any adjustment hereunder shall not constitute waiver of Landlord's rights hereunder.

     6.   RENTAL ADJUSTMENT.

     (a) Commencing with the beginning of the calendar year next following the calendar year in which this Lease commences, and for each succeeding calendar year thereafter, Tenant shall pay to Landlord monthly upon demand as additional Rent the percentage shares set forth in Article 1 with respect to the areas outlined on Exhibit "B" of any increase in "Building or Common Area Direct Expenses" over and above the "Building or Common Area Direct Expenses" actually incurred during the calendar year in which the term of this Lease commenced. The "Building Direct Expenses" percentage is that portion of the tenant's space as it relates to total space available to rent in the building. The "Common Area Direct Expenses" percentage is that portion of the tenant's space as it relates to the space available to rent in all of the completed buildings, which shall be adjusted downward as additional buildings are completed. Landlord shall bill Tenant for the actual or estimated increase in expenses. Within sixty (60) days after the end of each calendar year, Landlord will provide Tenant with a statement of actual direct expenses for said calendar year and all payments to Landlord by Tenant for said calendar year which were made on the basis of estimates will be adjusted accordingly.

     (b) For the purpose of this article the term "Building Direct Expenses" as used herein shall include: All direct costs of operation and maintenance paid by Landlord with respect to the building or the land on which the building is located as outlined in Exhibit "B", as determined by standard accounting practices, and shall include the following costs by way of illustration: real property taxes and assessments, including any form of assessment, licensing fee, rental tax, gross receipts tax, levy or penalty imposed by any authority having the direct or indirect power to tax at any time during the term of this lease, whether assessed against the Landlord or assessed against the Tenant and collected by the Landlord, or both; water and sewer charges; insurance premiums; utilities; janitorial services; labor; professional fees and costs; management fees; air conditioning and heating; elevator maintenance; supplies; materials; equipment; and tools. ("Building Direct Expenses" and "Common Area Direct Expenses" shall not include depreciation on the Building of which the Premises are a part or equipment therein, loan payments, or real estate brokers commission.)

     (c) For the purposes of this article the term "Common Area Direct Expenses" as used herein shall include: All direct cost of operation and maintenance paid by Landlord with respect to the common area surrounding the building as outlined in Exhibit "C", as determined by standard accounting practices and shall include the following costs by way of illustration: water and sewer charges; insurance premiums; utilities; labor; landscape maintenance; supplies; materials; equipment; tools; cost of resurfacing and upkeep of all parking areas, structures and common areas; real property taxes and assessments.

     (d) The rent payable hereunder shall be further adjusted as follows:
Tenant shall pay Landlord as additional rent the percentage established in sub-paragraph (a) above of the Cost Saving Capital Improvement Amortization amount with respect to such Cost Saving Capital Improvements as may be made by Landlord. For purpose hereof, "Cost Saving Capital Improvements" shall mean any equipment, device or other improvement acquired subsequent to the commencement of the construction of the Building (1) to achieve economies in the operation, maintenance and repair of the Building, (2) to comply with any statute, ordinance, code, controls or guidelines, or (3) to comply with any other governmental requirement with respect to the Building or land on which the Building is located (the "Land") including, without limitation, energy, fire, safety or construction requirements, if the cost thereof is capitalized on the books of Landlord in accordance with generally accepted accounting practices.

     "Cost Saving Capital Improvement Amortization" shall mean the amount determined by multiplying the actual cost, including financing costs, of each Cost Saving Capital Improvement acquired by Landlord by the constant annual percentage required to fully amortize such cost over the useful life of the Cost Saving Capital Improvement (as reasonably estimated by Landlord at the time acquisition). To the extent any Cost Saving Capital Improvement is not financed by Landlord, Cost Saving of Capital Improvement Amortization shall include interest on the unamortized cost of the Cost Saving Capital Improvement at the rate of 2% above the prime rate charged by the Bank of America National Trust and Savings Association for short term unsecured loans to its most preferred customers, but not in excess of the maximum rate permitted by law.

     7.   SECURITY DEPOSIT.

     Concurrently with the execution of this Lease, Tenant has deposited with Owner the sum stated in the attached Article 1, receipt of which is hereby acknowledged, to secure the faithful performance by Tenant of all terms, covenants and conditions of this Lease by Tenant to be kept and performed during the term hereof. Said sum shall be held by Landlord as security for the faithful performance by Tenant of all of the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the term hereof. If Tenant defaults with respect to any provision of this Lease, including but not limited to the provisions relating to the payment of rent, Landlord may (but shall not be required to) use, apply or retain all or any part of this security deposit for the payment of any rent or any other sum in default, or for the payment of any other amount when Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said deposit is so used or applied, Tenant shall, upon demand therefore, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep this security deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interests hereunder) at the expiration of the Lease term, provided that Landlord may retain the security deposit until such time as any amount due from Tenant in accordance with Articles 5 and 6 hereof has been determined and paid in full.

     8.   USE.
     The premises shall be occupied and used by Tenant and Tenant's employees solely for the purpose of conducting therein the business set forth in Article 1 and shall not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord. Tenant shall not use or occupy the Premises in violation of law or of the certificate of occupancy issued for the Building of which the Premises are a part, and shall, upon five (5) days written notice from Landlord, discontinue any use of the Premises which is declared by any governmental authority having jurisdiction to be not in compliance with any applicable statute, ordinance, rule, regulation, order, restriction of record or requirement which shall, by reason of the nature of tenant's use or occupancy of the Premises, impose any duty upon Tenant or Landlord with respect to the Premises or with respect to the use or occupation thereof. Tenant shall not do or permit to be done anything which will invalidate or increase the cost of any fire, extended coverage or any other insurance policy covering the Building and/or property located therein and shall comply with all rules, orders, regulations and requirements of the Pacific Fire Rating Bureau or any other organization performing a similar function. Tenant shall promptly upon demand reimburse Landlord for any additional premium charges for such policy by reason of Tenant's failure to comply with the provisions of this article. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building, or injure or annoy them, or use or allow the Premises to be used for improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon Premises.

     9.   NOTICES.

     Any notice required or permitted to be delivered to tenant may be delivered personally or by mail and if given by mail shall be deemed sufficiently given if sent by registered or certified mail addressed to Tenant at the Building of which the Premises are a part, or to Landlord at 1947 Camino Vida Roble #104, Carlsbad, CA 92008. Either party may by written notice to the other specify a different address for notice purposes except that the Landlord may in any event use the Premises as tenant's address for notice purposes.

     10.  BROKERS.

     Tenant warrants that it has had no dealing with any real estate broker or agent in connection with the negotiation of this Lease, excepting only those which Landlord has been notified of by Tenant in writing on or before this date and that it knows of no other real estate broker or agent who is or might be entitled to a commission in connection with this Lease.

     11.  HOLDING OVER.

     If Tenant holds over after the expiration or earlier termination of the term hereof without the express written consent of Landlord, Tenant shall become a tenant at sufferance only, at the rental rate in effect upon the date of such expiration (subject to adjustment as provided in Article 5 hereof and prorated on a daily basis), and otherwise upon the terms, covenants and conditions herein specified, so far as applicable. Acceptance by Landlord of rent after such expiration or earlier termination shall not constitute a holdover hereunder or result in a renewal. The foregoing provisions of this paragraph are in addition to and do not affect Landlord's right of re-entry or any other rights of Landlord hereunder or as otherwise provided by law.

     12.  TAXES ON TENANT'S PROPERTY.

     Tenant shall pay before delinquency all taxes, assessments, license fees, and other charges ("taxes") that are levied and assessed against Tenant's personal property installed or located in or on the Premises, and that become payable during the term of this Lease. On demand by Landlord, Tenant shall furnish Landlord with satisfactory evidence of these payments. If any taxes on Tenant's personal property are levied against Landlord or Landlord's property, or if the assessed value of the Building and other improvements in which the Premises are located is increased by the inclusion of a value placed on Tenant's personal property or any part thereof, and if Landlord pays the taxes based on the increased assessment of these items, Tenant, on demand, shall immediately reimburse Landlord for the sum of the taxes levied against Landlord's assessment. Landlord shall have the right to pay these taxes regardless of the validity of the levy.

     13.  CONDITION OF THE PREMISES.

     Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises or the Building or with respect to the suitability of either for the conduct of Tenant's business. The taking of possession of the Premises by Tenant shall conclusively establish that the Premises of said Building were at such time in satisfactory condition, except as tenant notes in a written statement of condition to Landlord within 30 days of Commencement Date.

     14.  ALTERATIONS.

     (a) Tenant shall make no alterations, additions or improvements in or to the Premises without Landlord's prior written consent, and then only by contractors or mechanics approved by Landlord. Tenant agrees that there shall be no construction of partitions or other obstructions which might interfere with Landlord's free access of mechanical installations or service facilities of the Building or interfere with the moving of Landlord's equipment to or from the enclosures containing said installations or facilities. All such work shall be done at such times and in such manner as Landlord may from time to time designate. Tenant covenants and agrees that all work done by Tenant shall be performed in full compliance with all laws, rules, orders, ordinances, directions, regulations and requirements of all governmental agencies, offices, departments, bureaus and boards having jurisdiction, and in full compliance with the rules, orders, directions, regulations and requirements of the Pacific Fire Rating Bureau, and of any similar body. Before commencing any work, Tenant shall give Landlord at least five (5) days written notice of the proposed commencement of such work and shall, unless waived in writing by Landlord, secure at Tenant's own cost and expense, a completion and lien indemnity bond, satisfactory to Landlord, for said work. Tenant further covenants and agrees that any mechanic's lien filed against the Premises or against the Building for work claimed to have been done for, or materials claimed to have been furnished to Tenant, will be discharged by Tenant, by bond or otherwise, within ten (10) days after filing thereof, at the cost and expense of Tenant. All alterations, additions or improvements upon the Premises, made by either party, including (without limiting the generality of the foregoing) all wallcovering, built-in cabinet work, paneling and the like, shall, unless Landlord elects otherwise, become the property of the Landlord, and shall remain upon, and be surrendered with the Premises, as a part thereof, at the end of the term hereof, except that Landlord may, by written notice to Tenant, given at least thirty (30) days prior to the end of the term, require Tenant to remove all partitions, counters, railings and the like installed by Tenant, and Tenant shall restore the Premises to its condition following completion of Landlord's work of construction and installation of tenant improvements in the premises at the commencement of the term of this Lease.

     (b) All articles of personal property and all business and trade fixtures, machinery and equipment, furniture and movable partitions owned by Tenant or installed by Tenant at its expense in the Premises shall be and remain the property of Tenant and may be removed by Tenant any time during the lease term. If Tenant shall fail to remove all of its effects from said premises upon termination of this Lease for any cause whatsoever, Landlord may, at its option, remove the same in any manner that Landlord shall choose, and store said effects without liability to Tenant for loss thereof, and Tenant agrees to pay storage charges on such effects for any length of time that the same shall be in Landlord's possession, or Landlord may, at its option, without notice, sell said effects, or any of the same, at private sale and without legal process, for such price as Landlord may obtain and apply the proceeds of such sale upon any amounts due under this Lease from Tenant to landlord and upon the expense incident to the removal and sale of said effects.

     15.  REPAIRS.

     (a) Tenant shall at Tenant's sole cost and expense keep the Premises and every part thereof in good condition and repair, damage thereto from causes beyond the reasonable control of Tenant and ordinary wear and tear excepted. Tenant shall upon the expiration or sooner termination of the term hereof, surrender the Premises to Landlord in the same condition as when received, ordinary wear and tear and damage from causes beyond the reasonable control of Tenant excepted. Landlord shall have no obligation to alter, remodel, improve, repair, decorate or paint the premises or any part thereof and the parties hereto affirm that Landlord has made no representations to Tenant respecting the condition of the premises or the building except as specifically herein set forth.

     (b) Anything contained in the foregoing sub-article to the contrary notwithstanding, Landlord shall repair and maintain the structural portions of the Building, including the basic plumbing, air conditioning and electrical systems installed or furnished by Landlord, unless such maintenance and repairs are caused in part or in whole by the act, neglect, fault of or omission of any duty by Tenant, its agents, servants, employees or invitees, in which case Tenant shall pay to Landlord the reasonable cost of such maintenance and repairs. Landlord shall not be liable for any failure to make any such repairs or to perform any maintenance unless such failure shall persist for any unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant. Except as provided in Article 23 hereof there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises or in or to fixtures, appurtenances and equipment therein.

     16.  LIENS.

     Tenant shall keep the Premises, the Building and the property upon which the Building is situated, free from any liens arising out of the work performed, materials furnished or obligations incurred by Tenant.

     17.  ENTRY BY LANDLORD.

     Landlord reserves and shall at any and all reasonable times have the right to enter the Premises to inspect the same, to supply janitor service and any other service to be provided by Landlord to Tenant hereunder, to submit said Premises to prospective purchases or Tenants, to post notices of nonresponsibility, to alter, improve or repair the Premises or any other portion of the Building, all without being deemed guilty of an eviction of Tenant and without abatement of rent, and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, providing that the folding and other necessary structures where reasonably required by the character of the work to be performed, providing that the business of Tenant shall be interfered with as little as is reasonably practicable. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and other loss occasioned thereby. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults and safes, and Landlord shall have the right to use any and all means which landlord may deem proper to open said door in an emergency in order to obtain entry to the Premises, and any entry to the Premises obtained by Landlord by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises or any portion thereof. It is understood and agreed that no provision of the within Lease shall be construed as obligating Landlord to perform any repairs, alterations or decorations except as otherwise expressly agreed herein to be performed by Landlord.

     18. UTILITIES AND SERVICES.

     Landlord agrees to furnish to the Premises during reasonable hours of generally recognized business days, reasonable quantities of electric current for normal lighting and fractional horsepower office machines, water for lavatory and drinking purposes, heat and air conditioning required in Landlord's judgment for the comfortable use and occupation of the Premises, janitorial service and elevator service by non-attended automatic elevator.

     19. ASSIGNMENT AS A RESULT OF TENANT'S BANKRUPTCY.

     (a) In the event this Lease is assigned to any person or entity pursuant to provisions of the Bankruptcy Code, 11 USC ?? 101, et seq. (the "Bankruptcy Code"), any and all monies or other consideration payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Landlord, shall remain the exclusive property of Landlord, and shall not constitute property of Tenant or of the estate of Tenant within the meaning of the Bankruptcy Code. Any and all monies or other consideration constituting Landlord's property under the preceding sentence not paid or delivered to Landlord shall be held in trust for the benefit of Landlord and be promptly paid to or turned over to Landlord.

     (b) If Tenant, pursuant to this Lease, proposes to assign the same pursuant to the provisions of the Bankruptcy Code, to any person or entity who shall have made a bona fide offer to accept an assignment of this Lease on terms acceptable to Tenant, then notice of the proposed assignment setting forth
(i) the name and address of such person, (ii) all of the terms and conditions of such offer, and (iii) the assurances referred to in Section 365(b)(3) of the Bankruptcy Code, shall be given to the Landlord by the Tenant no later than twenty (20) days after receipt of such offer by the Tenant, but in any event no later then ten (10) days prior to the date that Tenant shall make application to a court of competent jurisdiction for authority and approval to enter into such assignment and assumption, and Landlord shall thereupon have the prior right and option, to be exercised by notice to the Tenant given at any time prior to the effective date of such proposed assignment, to accept an assignment of this Lease upon the same terms and conditions and for the same consideration, if any as the bona fide offer made by such person, less any brokerage commissions which may be payable out of the consideration to be paid such person for the assignment of this Lease.

     (c) Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code shall be deemed without further act or deed to have assumed all of the obligations arising under this Lease on and after the date of such assignment. Any such assignment shall, upon demand, execute and deliver to Landlord an instrument confirming such assumption.

     (d) The following factors may be considered by the Landlord as necessary in order to determine whether or not the proposed assignee has furnished Landlord with adequate assurances of its ability to perform the obligations of this Lease:

          (1) The adequacy of a security deposit.

          (2) Net worth and other financial elements of this proposed assignee.

          (3) Demonstration that assumption or assignment will not disrupt substantially any tenant mix or balance in the office building.

          (4) It is hereby acknowledged that this is a Lease within an office building within the meaning of Section 365(b)(3) of the Bankruptcy Code.

          (5) In the event Landlord rejects the proposed assignee, the rights and obligations of the parties hereto shall continue to be governed by the terms of this Lease, and Tenant shall have all the rights of a Tenant under applicable California law.

     20. INDEMNIFICATION.

     Tenant shall indemnify and hold harmless Landlord against and from any and all claims arising from Tenant's use of the Premises or the conduct of its business or form any activity, work, or thing done, permitted or suffered by the Tenant in or about the Premises, and shall further indemnify and hold harmless Landlord against and from any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act, neglect, fault or omission of the Tenant, or of its agents or employees, and from and against all costs, attorney's fees, expenses and liabilities brought against Landlord by reason of any such claim. Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to person in, upon or about the Premises from any cause whatsoever except that which is caused by the failure of Landlord to observe any of the terms and conditions of this Lease and such failure has persisted for an unreasonable period of time after written notice of such failure, and Tenant hereby waives all claims in respect thereof against Landlord.

     21. DAMAGE TO TENANT'S PROPERTY.

     Notwithstanding the provisions of Article 20 to the contrary, Landlord or its agents shall not be liable for any damage to property entrusted to employees of the Building, nor for any loss of or damage to any property by theft or otherwise, nor for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Building or from any pipes, appliances or plumbing works therein or from the roof, street or sub-surface or from any other place or resulting from dampness or any other cause whatsoever. Landlord or its agents shall not be liable for interference with the light or other incorporated hereditaments, nor shall Landlord be liable for any latent defect in the Premises or in the Building. Tenant shall give prompt notice to Landlord in case of fire or accidents in the premies or in the Building or of defects therein or in the fixtures or equipment. Tenant agrees to carry sprinkler leakage coverage in addition to fire coverage on Tenant's property.

     22.  INSURANCE -- MUTUAL WAIVER OF SUBROGATION.

     (a) All insurance required to be carried by Tenant hereunder shall be issued by responsible insurance companies, qualified to do business in the State of California, acceptable to Landlord and Landlord's lender. Each policy shall name Landlord, and at Landlord's request any mortgagee of Landlord, as an additional insured, as their respective interests may appear, and copies of all policies or certificates evidencing the existence and amounts of such insurance shall be delivered to Landlord by Tenant at least ten (10) days prior to Tenant's occupancy of the Premises. No such policy shall be cancellable except after ten (10) days prior written notice to Landlord and Landlord's lender. Tenant shall furnish Landlord with renewals or "binders" of any such policy at least ten (10) days prior to the expiration thereof. Tenant shall have the right to provide such insurance coverage pursuant to blanket policies obtained by the Tenant provided such blanket policies expressly afford coverage to the Premises and to Tenant as required by this Lease.

     (b) At all times during the term hereof, Tenant shall maintain in effect policies of casualty insurance covering (1) all leasehold improvements (including any alterations, additions of improvements as may be made by Tenant pursuant to provisions of Article 14 hereof), and (2) trade fixtures, merchandise and other personal property from time to time in, on or upon the Premises, in an amount not less than one hundred percent (100%) of their actual replacement cost from time to time during the term of this Lease, providing protection against any peril included within the classification "Fire and Extended Coverage" together with insurance against sprinkler damage, vandalism and malicious mischief. The proceeds of such insurance shall be used for the repair or replacement of the property so insured. Upon termination of this Lease following a casualty as set forth herein, the proceeds under (1) shall be paid to Landlord, and the proceeds under (2) above shall be paid to Tenant.

     (c) Tenant shall at all times during the term hereof, and at its own cost and expense procure and continue in force workers' compensation insurance and bodily injury liability and property damage liability insurance adequate to protect Landlord against liability for injury or death of any person in connection with the construction of improvements on the Premises or with the use, operation or condition of the Premises. Such insurance at all times shall be in an amount of not less than Two Million Dollars ($2,000,000) for injuries to persons on one accident, not less than One Million Dollars (1,000,000) for injury to any one person and not less than Two Hundred Thousand Dollars ($200,000) with respect to damage to property.

     (d) All insurance policies which are carried by both Landlord and Tenant respecting the Premises, the Building, and the surrounding property, and this Lease shall contain a clause whereby the insurer waives its rights of subrogation against the other party to this Lease. Landlord will not carry insurance on Tenant's possessions.

     23.  DAMAGE OR DESTRUCTION.

     (a) In the event the Building of which the Premises are a part is damaged by fire or other perils covered by extended coverage insurance the Landlord shall:

          (i) In the event of total destruction at Landlord's opinion within a period of ninety (90) days thereafter, commence repair, reconstruction and restoration of said Building and prosecute the same diligently to completion, in which event this Lease shall remain in full force and effect; or within said ninety (90) day period elect not to so repair, reconstruct or restore said Building, in which event this Lease shall terminate. In either event, Landlord shall give the Tenant written notice of its intention within said ninety (90) day period. In the event Landlord elects not to restore said Building, this Lease shall be deemed to have terminated as of the date of such total destruction.

          (ii) In the event of a partial destruction of the Building to an extent not exceeding Twenty-Five Percent (25%) of the full insurable value thereof and if the damage thereto is such that the Building may be repaired, reconstructed or restored within a period of ninety (90) days from the date of the happening of such casualty and Landlord will receive insurance proceeds sufficient to cover the cost of such repairs, the Landlord shall commence and proceed diligently with the work of repair, reconstruction or restoration and the Lease shall continue in full force and effect; or if such work or repair, reconstruction or restoration is such as to require a period of longer than ninety (90) days or exceed Twenty-Five Percent (25%) of the full insurable value thereof or if said insurance proceeds will not be sufficient to cover the cost of such repairs, the Landlord may either elect not to repair, reconstruct or restore and the Lease shall in such event terminate. Under any of the conditions, the Landlord shall give written notice to the Tenant of its intention within the period of ninety (90) days. In the event Landlord elects not to restore said Building, this Lease shall be deemed to have terminated as of the date of such partial destruction.

     (b) Upon any termination of this Lease under any of the provisions of this Article, the parties shall be released thereby without further obligation to the other from the date possession of the Premises is surrendered to the Landlord except for items which have theretofore accrued and are then unpaid.

     (c) In the event of repair, reconstruction or restoration as herein provided, the rental provided to be paid under this Lease shall be abated proportionately in the ratio which the Tenant's use of said Premises is impaired during the period of such repair, reconstruction or restoration. The Tenant shall not be entitled to any compensation or damages for loss in the use of the whole or any part of said Premises and/or any inconvenience or annoyance occasioned by any such damage, repair, reconstruction or restoration.

     (d) Tenant shall not be released from any of its obligations under this Lease except to the extent and upon the conditions expressly stated in this Article. Notwithstanding anything to the contrary contained in this Article, should Landlord be delayed or prevented from repairing or restoring said damaged Premises within one (1) year after the occurrence of such damage or destruction by reason of acts of God, war, governmental restrictions, inability to procure the necessary labor or materials, or other cause beyond the control of

Landlord, the Landlord shall be relieved of its obligation to make such repairs or restoration and Tenant shall be released from its obligations under this Lease as of the end of said one (1) year period.

     (e) In the event that damage is due to any cause other than fire or other peril covered by extended coverage insurance, Landlord may elect to terminate this Lease.

     (f) It is hereby understood that if Landlord is obligated to or elects to repair or restore as herein provided, Landlord shall be obligated to make repairs or restoration only to those portions of said Building and said Premises which were originally provided at Landlord's expense; and the repair and restoration of items not provided at Landlord's expense shall be the obligation of Tenant.

     (g) Notwithstanding anything to the contrary contained in this Article, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Premises when the damage resulting from any casualty covered under this Article occurs during the last twelve (12) months of the term of this Lease or any extension thereof.

     24.  EMINENT DOMAIN.

     In case the whole of the Premises, or such part thereof as shall substantially interfere with the Tenant's use and occupancy thereof, shall be taken for any public or quasi-public purpose by any lawful power or authority by exercise of the right of appropriation, condemnation or eminent domain, or be sold under threat of such taking, the Tenant or the Landlord may at its or his option terminate this Lease effective as of the date possession is required to be surrendered pursuant to such taking or sale, Tenant shall not because of such taking by sale asset any claim against the Landlord or the taking authority for any compensation because of such taking or sale, and Landlord shall be entitled to receive the entire amount of any award without deduction for any estate or interest of Tenant. In the event the amount of property or the type of estate taken shall not substantially interfere with the conduct of Tenant's business, Landlord shall be entitled to the entire amount of the award without deduction for any estate or interest of Tenant, and Landlord at his option may terminate this Lease. If Landlord does not so elect, Landlord shall promptly proceed to restore the Premises to substantially their same condition prior to such partial taking, and a proportionate allowance shall be made to Tenant for the rent corresponding to the time during which, and to the part of the Premises of which, Tenant shall be so deprived on account of such taking and restoration. Nothing contained in this Article shall be deemed to give Landlord any interest in any award made to Tenant for the taking of personal property and fixtures belonging to Tenant.

     25.  DEFAULTS AND REMEDIES.

     (a) The occurrence of any one or more of the following events shall constitute a default hereunder by Tenant:

         (i) The vacating or abandonment of the Premises by Tenant. Abandonment is herein defined to include, but is not limited to any absence by Tenant from the Premises for five (5) days or longer while in default of any provision of this Lease.

         (ii) The failure by Tenant to make any payment of rent or additional rent required to be made by Tenant hereunder, as and when due where such failure shall continue for a period of three (3) days after written notice thereof from Landlord to Tenant; provided however, that any such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure 1161.

         (iii) The failure by Tenant to observe or perform any of the express or implied covenants or provisions of this Lease to be observed or performed by Tenant, other than as specified in (i) or (ii) above, where such failure shall continue for a period of ten (10) days after written notice thereof from Landlord to Tenant; provided however, that any such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure 1161; provided, further, that if the nature of Tenant's default is such that more than ten (10) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant shall commence such cure within said ten-day period and thereafter diligently prosecute such cure to completion.

         (iv) (1) The making by Tenant of any general assignment for the benefit of creditors; (2) the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within thirty (30) days); (3) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or (4) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within thirty (30) days.

         (v) The discovery by Landlord that any financial or other statement given to Landlord by Tenant, any assignee of Tenant, any subtenant of Tenant, any successor in interest of Tenant, or any guarantor of Tenant's obligations hereunder, was materially false.

     (b) In the event of any such default by Tenant, in addition to any other remedies available to Landlord at law or in equity, Landlord shall have the immediate option with or without notice or demand to terminate this Lease and all rights to Tenant hereunder. In the event that Landlord shall elect to terminate this Lease then Landlord may recover from Tenant:

         (i) The worth at the time of award of any unpaid rent which had been earned at the time of such damage; plus

         (ii) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss Tenant proves could have been reasonably avoided; plus

          (iii) The worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus

          (iv) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform his obligations under this Lease or which in the ordinary course of things would be likely to result therefrom.

               As used in sub-articles (i) and (ii) above, the "worth at the time of award" shall be computed by allowing interest at the rate of ten percent (10%) per annum or at the maximum interest rate allowed by law, whichever is greater. As used in sub-article (iii) above, the "worth at the time of award" shall be computed by allowing interest at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). As used in sub-article (iv) above, the "detriment proximately caused by Tenant's failure to perform" shall include, without limitation, any and all broker commissions incurred in re-leasing the Premises or any portion thereof as well as the portion of any leasing commission applicable to the unexpired term of this Lease.


     (c) In the event of any such default by Tenant, Landlord shall also have the right, with or without terminating this Lease, to reenter the Premises and remove all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant.

     No reentry or taking possession of the Premises by Landlord pursuant to this sub-article shall be construed as an election to terminate this Lease unless a written notice of such intention be given to Tenant or unless the Termination thereof be decreed by a court of competent jurisdiction.

     (d) Any efforts by Landlord to mitigate the detriment caused by Tenant's breach of this Lease shall not waive Landlord's right to recover the damages set forth above.

     (e) Nothing herein shall be construed to affect other provisions of this Lease regarding Landlord's right to indemnification from Tenant for liability arising prior to the termination of this Lease for personal injury or property damage.

     (f) No right or remedy conferred upon or reserved to Landlord in this Lease is intended to be exclusive of any other right to remedy granted, to Landlord by statute or common law, and each and every such right and remedy shall be cumulative.

     26.  ASSIGNMENT AND SUBLETTING.

     Tenant shall not, either voluntarily or by operation of law, sell, assign, hypothecate or transfer this Lease, or sublet the Premises or any part thereof to be occupied by anyone other than Tenant or Tenant's employees, without the prior written consent of Landlord in each instance, which consent shall not be unreasonably withheld. Any sale, assignment, mortgage, transfer or subletting of this Lease which is not in compliance with the provisions of this Article shall be void and shall, at the option of Landlord, terminate this Lease. The consent by Landlord to an assignment or subletting shall be construed as relieving Tenant from obtaining the express written consent of Landlord to any further assignment or subletting or as releasing Tenant from any liability or obligation hereunder whether or not then accrued.
     In the event Tenant shall assign or sublet the Premises or any portion thereof, or request the consent of Landlord for any act that Tenant proposes to do, then Tenant shall pay Landlord's reasonable attorney's fees incurred in connection therewith.

     27.  SUBORDINATION.

     This Lease, at Landlord's option, shall be subject and subordinate at all times to all ground and underlying leases which not exist or may hereafter be executed affecting the Building or the land upon which the Building is situated or both, and to the lien of any mortgages or deeds of trust in any amount or amounts whatsoever now or hereafter placed on or against the land and Building or either thereof or on Landlord's interest or estate therein, or portion thereof, or on or against any ground or underlying lease without the necessity of the execution and delivery of any further instruments on the part of Tenant to effectuate such subordination; provided, however, that so long as Tenant is not in default, the terms of this Lease shall not be affected by termination proceedings in respect to such ground or underlying lease or foreclosure or other proceedings under such mortgages or deeds of trust, Tenant hereby agreeing at the written request of the Landlord under such ground or underlying lease or the purchaser of the Building, in such foreclosure or other proceedings, to assign to such Landlord or to such purchaser or, at such Landlord's or such purchaser's option, to enter into a new lease for the balance of the term hereof upon the same terms and provisions as are contained in this Lease. Notwithstanding the foregoing, Tenant shall execute and deliver upon demand such further instrument or instruments evidencing such subordination of this Lease to the lien of any such mortgage or mortgages or deeds of trust as may be required by Landlord.

     28.  ESTOPPEL CERTIFICATION.

     (a) Tenant shall, at anytime and from time to time upon not less than ten
(10) days prior written notice from Landlord, execute, acknowledge and deliver to Landlord a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified, is in full force and effect) and the dates to which the rental and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder or specifying such defaults if any are claimed. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the real property of which the Premises are a part.

     (b) Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant (i) that this Lease is in full force and effect, without modification except as may be represented by Landlord, (ii) that there are no uncured defaults in Landlord's performance, and (iii) that not more than one month's rental has been paid in advance, and such failure may be considered by Landlord as a default by Tenant under this Lease.

      29.   RULES AND REGULATIONS.
      Tenant shall faithfully observe and comply with the rules and regulations printed on or annexed to this Lease and all reasonable and nondiscriminatory modifications thereof and additions thereto from time to time put into effect by Landlord. Landlord shall not be responsible to Tenant for the violation or nonperformance by any other tenant or occupant of the Building of any said rules and regulations.

      30.   CONFLICT OF LAWS.
      This Lease shall be governed by and construed pursuant to the laws of the State of California.

      31.   COMMON AREAS.
      Tenant shall have the nonexclusive right, in common with others, to the use of common entrances, lobbies restrooms, showers, elevator, ramps, drives, stairs and similar access and serviceways and common areas in and adjacent to the Building of which the Premises are a part subject to such nondiscriminatory rules and regulations as may be adopted by Landlord.

      32.   SUCCESSORS AND ASSIGNS.
      Except as otherwise provided in this Lease, all of the covenants, conditions and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and respective heirs, personal representatives, successors and assigns.

      33.   SURRENDER OF PREMISES.
      The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord, terminate all or any existing subtenancies or may, at the option of Landlord operate as an assignment to it of any or all subleases or subtenancies.

      34.   ATTORNEY'S FEES.
      (a) In the event that Landlord should bring suit for the possession of the Premises, for the recovery of any sum due under this Lease, or because of the breach of any provision of this Lease, or for any other relief against Tenant hereunder, then all costs and expenses, including reasonable attorney's fees, incurred by the prevailing party therein shall be paid by the other party which obligation on the part of the other party shall be deemed to have accrued on the date of the commencement of such action and shall be enforceable whether or not the action is prosecuted by judgement.

      (b) Should Landlord be named as a defendant in any suit brought against Tenant in connection with or arising out of Tenant's occupancy hereunder, Tenant shall pay to Landlord its costs and expenses incurred in such suit, including a reasonable attorney's fee.

      35.   PERFORMANCE OF TENANT.
      All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent. If Tenant shall fail to pay any sum of money, other than rent, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue for ten (10) days after notice thereof by Landlord, Landlord may, without waiving or releasing Tenant from any obligations of Tenant, but shall not be obligated to, make any such payment or perform any such other act on Tenant's part to be made or performed as in this Lease provided. All sums so paid by Landlord and all necessary incidental costs together with interest thereon at an annual rate two (2) percentage points above the prime annual interest rate of the Bank of America National Trust and Savings Association in effect at the due date (but not more than the maximum rate permissible by law), from the date of such payment by Landlord shall be payable to Landlord on demand. Tenant covenants to pay any such sums, and the Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the non-payment thereof by Tenant as in the case of default by Tenant in the payment of the rent.

      36.   MORTGAGE PROTECTION.
      In the event of any default on the part of Landlord, at any time there is an outstanding Mortgage covering the Premises, Tenant will give notice by registered or certified mail to any beneficiary of a deed of trust or mortgagee of a mortgage covering the Premises whose address shall have been furnished it, and shall offer such beneficiary or mortgagee a reasonable opportunity to cure the default, including time to obtain possession of the Premises by power of sale or a judicial foreclosure, if such should prove necessary to effect a cure.

      37.   DEFINITION OF LANDLORD.
      The term "Landlord" as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the Owner or Owners at the time in question of the fee of the Premises, and in the event of any transfer, assignment or other conveyance or transfers of any such title or leasehold the Landlord herein named (and in case of any subsequent transfers or conveyance, the then grantor) shall be automatically freed and relieved from and after the date of such transfer, assignment or conveyance of all liability with respect to Landlord contained in this Lease thereafter to be performed and, without further agreement, the transferee of such title shall be deemed to have assumed and agreed to observe and perform any and all obligations of the Landlord hereunder, during its ownership of the Premises. Landlord may transfer its interest in the Premises without the consent of Tenant and such transfer or any subsequent transfer shall not be deemed a violation on Landlord's part of any of the terms and conditions of this Lease.

     38.  WAIVER.

     The waiver by either party hereto of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition herein contained, nor shall any custom or practice which may grow up between the parties in the administration of the terms, hereof be deemed a waiver of, or in any way affect, the right of either party hereto to insist upon the performance by the other party in strict accordance with said terms. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

     39.  IDENTIFICATION OF TENANT.

     If more than one person executes this Lease as Tenant, (a) each of them is jointly and severally liable for the keeping, observing and performing of all of the terms, covenants, conditions, provisions and agreements of this Lease to be kept, observed and performed by Tenant, and

     (b) The term "Tenant" as used in this Lease shall mean and include each of them jointly and severally and the act of or notice from, or notice or refund to, or the signature of, any one or more of them, with respect to the tenancy of this Lease, including, but not limited to, any renewal, extension, expiration, termination or modification of this Lease, shall be binding upon each and all of the persons executing this Lease as Tenant with the same force and effect as if each and all of them had so acted or so given or received such notice or refund or so signed.

     40.  PARKING.

     Tenant shall have the right to use the Building's parking facilities that currently exist or that may be built in the future including multi-story parking structures in common with other tenants of the building upon terms and conditions as may from time to time be reasonably established by Landlord.

     41.  TERMS AND HEADINGS.

     The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. Words used in any gender include other genders. If there be more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several. The article headings of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

     42.  EXAMINATION OF LEASE.

     Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for Lease, and it is not effective as a Lease or otherwise until execution by and delivery to both Landlord and Tenant.

     43.  TIME.

     Time is of the essence with respect to the performance of every provision of this Lease in which time or performance is a factor.

     44.  PRIOR AGREEMENT: AMENDMENTS.

     This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreement or understanding pertaining to any such matter shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest.

     45.  SEPARABILITY.

     Any provision of this Lease which shall prove to be invalid, void or illegal in no way affects, impairs or invalidates any other provision hereof, and such other provisions shall remain in full force and effect.

     46.  RECORDING.

     Neither Landlord nor Tenant shall record this Lease or a short form memorandum thereof without the consent of the other.

     47.  LIMITATION ON LIABILITY.

          In consideration of the benefits accruing hereunder, Tenant and all successors and assigns covenant and agree that, in the event of any actual or alleged failure, breach or default hereunder by Landlord:

     (a) The sole and exclusive remedy shall be against the partnership named as Landlord herein and its partnership assets;

     (b) No partner of Landlord shall be sued or named as a party in any suit or action (except as may be necessary to secure jurisdiction of the partnership);

     (c) No service of process shall be made against any partner of Landlord (except as may be necessary to secure jurisdiction of the partnership);

     (d) No partner of Landlord shall be required to answer or otherwise plead to any service of process;

     (e) No judgment will be taken against any partner of Landlord;

     (f) Any judgment taken against any partner of Landlord may be vacated and set aside at any time nunc pro tunc;

     (g) No writ of execution will ever be levied against the assets of any partner of Landlord;

     (h) These covenants and agreements are enforceable both by Landlord and also by any partner of Landlord.

The Tenant agrees that each of the foregoing covenants and agreements shall be applicable to any covenant or agreement either expressly contained in this Lease or imposed by statute or at common law.

                                  ADDENDUM TO
                         PACIFIC RIDGE COMMERCE CENTRE
                               OFFICE SPACE LEASE



Lessor:     Pacific Ridge Commerce Centre, a California Limited Partnership
Lessee:     Acubid.com, Inc. a Delaware Corporation
Property:   1947 Camino Vida Roble, Suite 102 and 103, Carlsbad, CA 92008
Date:       April 30, 1999

48. RENTAL RATE:

The monthly rental rate shall be as follows, superseding Paragraph 5(b) of this
Lease:


                                                Rental      Monthly
                                                 Rate         Rent
                                                ------      -------
Months 1 - 12:                                  $1.60       $4,393.60*
Months 13 - 24:                                 $1.65       $5,083.65
Months 25 - 26:                                 $1.70       $5,237.70


*The monthly rental rate in the first year is based on a square footage of 2,746 square feet (3,081 total square feet less the 335 sf "open office" shown on Exhibit B). In years two and three, the rental rate is based on the actual rentable square footage (3,081) of Suite 102/103.

49. TENANT IMPROVEMENTS:

Prior to commencement, Lessor shall, at Lessor's sole expense, have the following completed:

      Tenant accepts the Premises in its present configuration. Landlord, at Landlord's expense, shall replace the carpet, repaint the Premises, replace any damaged or discolored ceiling tiles and insure that all mechanical systems are in proper working condition.

50. BASE YEAR:

Tenant shall pay Operating Expense pass-throughs in excess of those established in the Base Year. Pass-throughs shall be capped at a five percent (5%) increase over the previous year's expenses. Base Year shall be 1999.

51.  OPTION TO EXTEND:

Tenant shall have the right to extend the lease term for one (1) two (2) year period, at the then-prevailing market rate. Tenant must give Landlord ninety
(90) days written notice of their intention to extend the lease term.

EXHIBIT A:   Site Plan
EXHIBIT B:   Space Plan
EXHIBIT C:   Standard for Utilities and Services
EXHIBIT D:   Rules & Regulations
EXHIBIT E:   Hazardous Substance/ADA Disclaimer

LESSOR:      PACIFIC RIDGE COMMERCE CENTRE, A CALIFORNIA LIMITED PARTNERSHIP

By:   /s/ WILLIAM A. SHIRLEY                             5/4/99
   ------------------------------------       ------------------------------
   William A. Shirley, General Partner       Date

LESSEE:      ACUBID.COM, A DELAWARE CORPORATION


By:   /s/ NORMAN SCHWARTZ                                 5/3/99
   ------------------------------------       ------------------------------
   Norman Schwartz, CFO                       Date

                                   EXHIBIT A

                                   SITE PLAN

                               [DRAWING OF SITE]

                                 PACIFIC RIDGE
                                COMMERCE CENTRE
                                   SITE PLAN

                                   EXHIBIT B

SUITES 102 & 103
PACIFIC RIDGE COMMERCE CENTRE
1947 CAMINO VIDA ROBLE
CARLSBAD, CA 92008

PROJECT NO.: 16301
DATE: 03/04/99
NOT TO SCALE

SUITE 102  1502 RSF.
SUITE 103  1579 RSF.
TOTAL      3081 RSF.









                    [DRAWING OF LAYOUT OF SUITES 102 & 103]








      COOPER ROBERTS & CO.
        COMMERCIAL DESIGN
         SPACE PLANNING
1010 UNIVERSITY AVENUE, SUITE C203
       SAN DIEGO, CA 92103
(619) 297-1011 FAX (619) 397-3832

                                   EXHIBIT C
                      STANDARDS FOR UTILITIES AND SERVICES

The following Standards for Utilities and Services are in effect. Landlord reserves the right to adopt nondiscriminatory modifications and additions hereto:

     As long as Tenant is not in default under any of the terms, covenants, conditions, provisions or agreements (including payment of Tenants own separate metered utilities) of this Lease, Landlord shall:

     (a) Provide non-attended automatic elevator facilities Monday through Friday, except holidays, from 7 a.m. to 6 p.m.

     (b) On Monday through Friday, except holidays, from 7 a.m. to 6 p.m. (and at other times for a reasonable additional charge to be fixed by Landlord, currently $10.00 per heat pump per hour), ventilate the Premises and furnish air conditioning or heating on such days and hours, when in the judgment of Landlord it may be required for the comfortable occupancy of the Premises. The air conditioning system achieves maximum cooling when the window coverings are closed. Landlord shall not be responsible for room temperatures if Tenant does not keep all window coverings in the Premises closed whenever the system is in operation. Tenant agrees to cooperate fully at all times with Landlord, and to abide by all regulations and requirements which Landlord may prescribe for the proper functioning and protection of said air conditioning system. Tenant agrees not to connect any apparatus, device conduit or pipe to the Building chilled and hot water air conditioning supply lines. Tenant further agrees that neither Tenant nor its servants, employees, agents, visitors, licensees or contractors shall at any time enter mechanical installations of facilities of the Building or adjust, tamper with, touch or otherwise in any manner affect said installations or facilities.

     (c) The Landlord shall furnish to the Premises during the usual business hours on business days, electric current (which shall be separately metered and paid for by Tenant) as required by the Building standard office lighting and fractional horsepower office business machines. The Tenant agrees, should its electrical installation or electrical consumption be in excess of the aforesaid quantity or extend beyond normal business hours, to reimburse Landlord monthly for measured consumption at the terms, classifications and rates charged to similar consumers by said public utility serving the neighborhood in which the Building is located. If a separate meter is not installed at Tenant's cost, such excess cost will be established by an estimate agreed upon by Landlord and Tenant and if the parties fail to agree, as established by an independent licensed engineer. Tenant agrees not to use any apparatus or device in, or upon, or about the Premises which may in any way increase the amount of such services usually furnished or supplied to said Premises, and Tenant further agrees not to connect any apparatus or device with wires, conduits or pipes, or other means by which such services are supplied, for the purpose of using additional or unusual amounts of such services without written consent of Landlord. Should Tenant use the same to excess, the refusal on the part of Tenant to pay upon demand of Landlord the amount established by Landlord for such excess charge shall constitute a breach of the obligation to pay rent under this Lase and shall entitle Landlord to the rights therein granted for such breach. At all times, Tenant's use of electric current shall never exceed the capacity of the feeders to the Building or the risers or wiring installation and Tenant shall not install or use or permit the installation or use of any computer or electronic data processing equipment in the Premises without the prior written consent of Landlord.

     (d) Water will be available in public areas for drinking and lavatory purposes only, but if Tenant requires, uses or consumes water for any purpose in addition to ordinary drinking or lavatory purposes, of which fact Tenant constitutes Landlord to be the sole judge, Landlord may install water meter and thereby measure Tenant's water consumption for all purposes. Tenant shall pay Landlord for the cost of the meter and the cost of the installation thereof and throughout the duration of Tenant's occupancy; Tenant shall keep said meter and installation in good working order and repair at Tenant's own cost and expense, in default of which Landlord may cause such meter and equipment to be replaced or repaired and collect the cost thereof from Tenant. Tenant agrees to pay for water consumed, as shown on said meter, as when bills are rendered, and on default in making such payment, Landlord may pay such charges and collect the same from Tenant. Any such costs or expenses incurred, or payments made by Landlord for any of the reasons or purposes hereinabove stated shall be deemed to be additional rent payable by Tenant and collectible by Landlord as such.

     (e) Provide janitor service to the Premises, provided the same are used exclusively as offices, and are kept reasonably in order by Tenant, and if to be kept clean by Tenant, no one other than persons approved by Landlord shall be permitted to enter the Premises for such purposes. If the Premises are not used exclusively as offices, they shall be kept clean and in order by Tenant, at Tenant's expense, and to the satisfaction of Landlord, and by persons approved by Landlord, Tenant shall pay to Landlord the cost of removal of any of Tenant's refuse and rubbish to the extent that the same exceeds the refuse and rubbish usually attendant upon the use of the Premises as offices.

     Landlord reserves the right to stop service of the elevator, plumbing, ventilation, air conditioning, and electric system, when necessary, by reason of accident or emergency or for repairs, alterations or improvements, in the judgment of Landlord desirable or necessary to be made, until said repairs, alterations or improvements shall have been completed, and shall further have no responsibility or liability for failure to supply elevator facilities, plumbing, ventilating, air conditioning or electric service, when prevented from so doing by strike or accident or by any cause beyond Landlord's reasonable control, or by laws, rules orders, ordinances, directions, regulations or requirements of any federal, state, county or municipal authority or failure of gas, oil or other suitable fuel supply or inability by exercise of reasonable diligence to obtain gas, oil or other suitable fuel. It is expressly understood and agreed that any covenants on Landlord's part to furnish any service pursuant to any of the terms, covenants, conditions, provisions or agreements of this Lease, or to perform any act or thing for the benefit of Tenant, shall not be deemed breached if Landlord is unable to furnish or perform the same by virtue of a strike or labor trouble or any other cause whatsoever beyond Landlord's control.

                                   EXHIBIT D
                             RULES AND REGULATIONS
                      WHICH CONSTITUTE A PART OF THE LEASE

     1. The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or used for any purpose other than ingress and egress.

     2. No awnings or other projection shall be attached to the outside walls of the Building. No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises, other than Landlord's standard window coverings. All electric ceiling fixtures hung in offices or spaces along with the perimeter of the Building must be fluorescent, of a quality, type, design and bulb color approved by Landlord. Neither the interior nor exterior of any windows shall be coated or otherwise sunscreened without the express written consent of Landlord.

     3. No sign, advertisement or notice shall be exhibited, painted or affixed by any Tenant on any part of the Premises or the Building without the prior written consent of the Landlord. In the event of the violation of the foregoing by any Tenant, Landlord may remove same without any liability, and may charge the expense incurred in such removal to the Tenant violating this rule. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for each Tenant by the Landlord at the expense of such Tenant, and shall be of a size, color and style acceptable to the Landlord. The directory tablet will be provided exclusively for the display of the name and location of Tenants only and Landlord reserves the right to exclude any other names therefrom. Nothing may be placed on the exterior of corridor walls or corridor doors other than Landlord's standard lettering.

     4. The sashes, sash doors, skylights, windows and doors that reflect or admit light and air into halls, passageways or other public places in the Building shall not be covered or obstructed by any Tenant, nor shall any bottles, parcels or other articles be placed on the windowsills.

     5. The water and wash closets and other pluming fixtures shall not be used for any purpose other than for which they are constructed, and no sweepings, rubbish, rags or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by the Tenant who, or whose servants, employees, agents, visitors or licensees, shall have caused the same.

     6. No Tenant shall mark, paint, drill into, or in any way deface any part of the premises or the Building. No boring, cutting or stringing of wires or laying of linoleum or similar floor covering shall be permitted, except with the prior written consent of the Landlord and as the Landlord may direct.

     7. No bicycles, vehicles, birds or animals of any kind shall be brought into or kept in or about the Premises, and no cooking shall be done or permitted by any Tenant on the Premises, except that in the preparation of coffee, tea, hot chocolate and similar items for Tenants and their employees shall be permitted. No tenant shall cause or permit any unusual or objectionable odors to be produced or to permeate the Premises.

     8. The Premises shall not be used for manufacturing or for the storage of merchandise except as such storage may be incidental to the use of the Premises for general office purposes. No Tenant shall occupy or permit any portion of his premises to be occupied as an office for a public stenographer or typist, or for the manufacture or sale of liquor, narcotics, or tobacco in any form, or as a medical office, or as a barber or as an employment bureau. No Tenant shall engage or pay any employees on the Premises except those actually working for such Tenant on the Premises nor advertise for laborers giving an address at the Premises. The Premises shall not used for lodging or sleeping or for any immoral or illegal purposes.

     9. No Tenant shall make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with occupants of this or neighboring buildings or premises or those having business with them, whether by the use of any musical instrument, radio, phonograph, unusual noise, or any other way. No Tenant shall throw anything out of doors, windows or skylight or down the passageways.

     10. No Tenant nor any of Tenant's servants, employees, agents, visitors or licensees, shall at any time bring or keep upon the Premises any inflammable, combustible or explosive fluid, chemical or substance.

     11. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or the mechanism thereof. Tenant will be furnished with one key for each full-time employee at the time Tenant takes possession of the Premises. Thereafter, Tenant will be charged for all keys. Each Tenant must, upon the termination of his tenancy, restore to the Landlord all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant and in the event of the loss of any keys so furnished, such Tenant shall pay to the Landlord the cost of replacing the same or of changing the lock or locks opened by such lost key if Landlord shall deem it necessary to make such change.

     12. All removals, or the carrying in or out of any safes, freight, furniture, or bulky matter of any description must take place during the hours which the Landlord may determine from time to time. The moving of safes or other fixtures or bulky matter of any kind must be made upon previous notice to the superintendent of the Building and under his supervision, and the persons employed by any Tenant for such work must be acceptable to the Landlord. The Landlord reserves the right to inspect all safes, freight or other bulky articles to be brought into the Building and to exclude from the Building all safes, freight or other bulky articles which violate any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part. The Landlord reserves the right to prescribe the weight and position of all safes, which must be placed upon supports approved by Landlord to distribute weight.

     13. No Tenant shall purchase spring water, ice, towel, janitorial maintenance or other like services from any company or persons not approved by the Landlord.

     14. Landlord shall have the right to prohibit any advertising by any Tenant which, in Landlord's opinion, tends to impair the reputation of the Building or its desirability as an office building and upon written notice from Landlord any Tenant shall refrain from or discontinue such advertising.

     15. The Landlord reserves the right to exclude from the Building between the hours of 6 P.M. and 8 A.M. and at all hours on weekends and legal holidays all persons who have not received clearance as a result of a written request from Tenant or who do not present a pass to the Building signed by the Landlord. The Landlord will furnish passes or at Landlord's option, clearances, requests passes or clearances and shall be liable to the Landlord for all acts of such persons. Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person.
In case of an invasion, mob riot, public excitement or other circumstances rendering such action advisable in Landlord's opinion, Landlord reserves the right to prevent access to the Building during the continuance of the same by closing the doors or otherwise, for the safety of the Tenants and the protection of the Building and the property in the Building.

     16. Any persons employed by any Tenant to do janitor work, shall, while in the Building and outside of the Premises, be subject to and under the control and direction of the superintendent of the Building (but not as an agent or servant of said superintendent or of the Landlord), and Tenant shall be responsible for all acts of such persons. No such person shall be allowed in the Building after regular building hours.

     17. All doors opening onto public corridors shall be kept closed, except when in use for ingress and egress.

     18. The requirements of Tenant will be attended to only upon application to the Office of the Building.

     19. Canvassing, soliciting and peddling in the building are prohibited and each Tenant shall cooperate to prevent the same.

     20. All office equipment of any electrical or mechanical nature shall be placed by Tenant in the Premises in settings approved by Landlord to absorb or prevent any vibration, noise or annoyance.

     21. No air conditioning unit or other similar apparatus shall be installed or used by any Tenant without the written consent of Landlord.

     22. There shall not be used in any space, or in the public halls of the Building, either by any Tenant or others, any hand trucks except those equipped with rubber tires and rubber side guards.

     23. Landlord shall have the right, exercisable without notice or without liability to any Tenant, to change the name and address of the Building.

     24. No vending machine or machines of any description shall be installed, maintained or operated upon the Premises without written consent of Landlord.

     25. The scheduling of moves of Tenant's furniture and equipment into or out of the Building is subject to the reasonable discretion of Landlord.

[BUSINESS REAL ESTATE BROKERAGE CO. LOGO]                              EXHIBIT E

                   HAZARDOUS MATERIALS WARNING AND DISCLAIMER
                        (SALE AND/OR LEASE OF PROPERTY)

RE:  PACIFIC RIDGE CORPORATE CENTRE, 1947 CAMINO VIDA ROBLE, CARLSBAD, CA
     ---------------------------------------------------------------------------

Various materials utilized in the construction of any improvements to the Property may contain materials that have been or may in the future be determined to be toxic, hazardous or undesirable and may need to be specially treated, specially handled and/or removed from the Property. For example, some electrical transformers and other electrical components can contain PCBs, and asbestos has been used in a wide variety of building components such as fire-proofing, air duct insulation, acoustical tiles, spray-on acoustical materials, linoleum, floor tiles and plaster. Due to current or prior uses, the Property or improvements may contain materials such as metals, minerals, chemicals, hydrocarbons, biological or radioactive materials and other substances which are considered, or in the future may be determined to be, toxic wastes, hazardous materials or undesirable substances. Such substances may be in above- and below-ground containers on the Property or may be present on or in soils, water, building components or other portions of the Property in areas that may or may not be accessible or noticeable.

Current and future federal, state and local laws and regulations may require the clean-up of such toxic, hazardous or undesirable materials at the expense of those persons who in the past, present or future have had any interest in the Property including, but not limited to, current, past and future owners and users of the Property. Owners and Buyers/Lessees are advised to consult with independent legal counsel or experts of their choice to determine their potential liability with respect to toxic, hazardous, or undesirable materials. Owners and Buyers/Lessees should also consult with such legal counsel or experts to determine what provisions regarding toxic, hazardous or undesirable materials they may wish to include in purchase and sale agreements, leases, options and other legal documentation related to transactions they contemplate entering into with respect to the Property.

The real estate salespersons and brokers in this transaction have no expertise with respect to toxic wastes, hazardous materials or undesirable substances. Proper inspections of the Property by qualified experts are an absolute necessity to determine whether or not there are any current or potential toxic wastes, hazardous materials or undesirable substances in or on the Property. The real estate salespersons and brokers in this transaction have not made, nor will they make, any representations, either express or implied, regarding the existence or nonexistence of toxic wastes, hazardous materials or undesirable substances in or on the Property Problems involving toxic wastes hazardous materials or undesirable substances can be extremely costly to correct. It is the responsibility of the Owners and Buyers/Lessees to retain qualified experts to deal with the detection and correction of such matters.

                   AMERICANS WITH DISABILITIES ACT DISCLOSURE

The United States Congress has enacted the Americans With Disabilities Act (the "ADA"), a federal law codified at 42 USC Section 12101 et seq., which became effective January 26, 1992. Owners and lessees are subject to this law which, among other things, is intended to make business establishments equally accessible to persons with a variety of disabilities. Under this law, modifications to real property improvements may be required by owners and lessees. Owners and lessees may delegate between themselves costs and responsibilities for meeting the requirements of the law but the fact that responsibilities have been allocated does not reduce or negate liability to an individual with a disability who files and wins a lawsuit. Broker strongly recommends that owners and lessees consult design professionals, architects or attorneys to advise them with respect to the law's applicability and to prepare, if necessary, any language in leases or other contracts. The undersigned acknowledge that Broker is not qualified as an expert in this matter.

          OWNER                                        BUYER/LESSEE:
          Pacific Ridge Corporate Centre               Acubid.com, Inc.

By: /s/ WILLIAM A. SHIRLEY                      By: /s/ NORMAN SCHURTZ
   -----------------------------                   -----------------------------
                                                        Norman Schurtz CFO

Title: General Partner                          Title: CFO
       -------------------------                      --------------------------

Date:     5/4/99                                Date:       5/3/99
     ---------------------------                     ---------------------------